Exhibit 99.2
United Community Banks, Inc. Investor Presentation Fourth Quarter 2010 Jimmy C. Tallent President & CEO Rex S. Schuette EVP & CFO rex_schuette@ucbi.com (706) 781-2266 David P. Shearrow EVP & CRO # in Customer Satisfaction As reported by Customer Service Profiles 1

This presentation contains forward-looking statements, as defined by Federal Securities Laws, including statements about financial outlook and business environment. These statements are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. Any such statements are based on current expectations and involve a number of risks and uncertainties. For a discussion of factors that may cause such forward-looking statements to differ materially from actual results, please refer to United Community Banks, Inc.'s Annual Report filed on Form 10-K with the Securities and Exchange Commission. Cautionary Statement 2

This presentation also contains non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the following: net interest margin - pre credit, core fee revenue, core operating expense, core earnings, net operating (loss) income and net operating (loss) earnings per share, tangible common equity to tangible assets, tangible equity to tangible assets and tangible common equity to risk-weighted assets. The most comparable GAAP measures to these measures are: net interest margin, fee revenue, operating expense, net (loss) income, diluted (loss) earnings per share and equity to assets. Management uses these non-GAAP financial measures because we believe it is useful for evaluating our operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. Management believes these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial results and credit trends, as well as comparison to financial results for prior periods. These non-GAAP financial measures should not be considered as a substitute for financial measures determined in accordance with GAAP and may not be comparable to other similarly titled financial measures used by other companies. For a reconciliation of the differences between our non-GAAP financial measures and the most comparable GAAP measures, please refer to the 'Non-GAAP Reconcilement Tables' at the end of the Appendix of this presentation. We have not reconciled tangible common equity to tangible assets and core earnings to the extent such numbers are presented on a forward-looking basis based on management's internal stress test or SCAP methodology. Estimates that would be required for such reconciliations cannot reliably be produced without unreasonable effort. 3 Non-GAAP Measures

Highlights Fourth Quarter Credit Loan and Deposit Growth Core Earnings Capital 4

5 LOAN PORTFOLIO & CREDIT QUALITY

Structure Centralized underwriting and approval process Segregated work-out teams Highly skilled ORE disposition group Seasoned regional credit professionals Process Continuous external loan review Intensive executive management involvement: Weekly past due meetings Weekly NPA/ORE meetings Quarterly criticized watch loan review meetings Quarterly pass commercial and CRE portfolio review meetings Internal loan review of new credit relationships Ongoing stress testing... commenced in 2007 Policy Ongoing enhancements to credit policy Periodic updates to portfolio limits 6 Proactively Addressing Credit Environment

North Georgia Atlanta MSA Western North Carolina Coastal Georgia Gainesville MSA Eastern Tennessee East 0.37 0.29 0.15 0.07 0.07 0.05 Geographic Diversity 7 Loan Portfolio (total $4.60 billion) $ in millions

Atlanta MSA North Georgia Coastal Georgia Western North Carolina Gainesville MSA Eastern Tennessee East 0.39 0.31 0.08 0.08 0.08 0.06 Commercial Construction Owner-Occupied Income Producing C & I East 12 39 31 18 Geographic Diversity Average Loan Size CRE: $447k C&I: $85k Comm. Constr. $650k 8 Commercial Loans (total $2.50 billion) $ in millions

56% owner-occupied Typical owner-occupied: small business, doctors, dentists, attorneys, CPAs $12 million project limit $447K average loan size Portfolio Characteristics 9 Commercial Real Estate (by loan type)

$650k Average loan size Portfolio Characteristics 10 Commercial Construction (by loan type)

North Georgia Western North Carolina Atlanta MSA Coastal Georgia Eastern Tennessee Gainesville MSA East 0.4 0.26 0.14 0.07 0.06 0.06 Mortgage Home Equity East 94 34 Geographic Diversity Avg loan size: $45k Avg loan size: $96k Origination Characteristics No broker loans No sub-prime / Alt-A Policy Max LTV: 80-85% 51% of HE Primary Lien 11 Residential Mortgage (total $1.28 billion) $ in millions

North Georgia Western North Carolina Atlanta MSA Gainesville MSA Coastal Georgia Eastern Tennessee East 0.49 0.2 0.19 0.05 0.04 0.03 Geographic Diversity Developing Spec $241k Sold $147k Develop $650k Raw Land $257k Lot $111k Average Loan Size Lot Spec Sold Developing Raw East 0.4 0.14 0.07 0.25 0.14 Construction Land 12 Residential Construction (total $.70 billion) $ in millions

13 North Georgia MSA (residential construction)

14 Atlanta MSA (residential construction)

Credit Quality (in millions) 4Q10 3Q10 2Q10 1Q10 4Q 09 Operating Net Charge-offs(1) $ 47.7 $ 50.0 $ 61.3 $ 56.7 $ 84.6 as % of Average Loans(1) 4.03% 4.12% 4.98% 4.51% 6.37 % Allowance for Loan Losses $ 174.7 $ 174.6 $ 174.1 $ 173.9 $ 155.6 as % of Total Loans 3.79% 3.67% 3.57% 3.48% 3.02 % as % of NPLs 98 80 78 62 59 as % of NPLs - Adjusted (2) 274 257 234 142 190 Past Due Loans (30 - 89 Days) 1.26% 1.24% 1.69% 2.17% 1.44 % Non-Performing Loans $ 179.1 $ 217.8 $ 224.3 $ 280.8 $ 264.1 OREO 142.2 129.9 123.9 136.3 120.8 Total NPAs $ 321.3 $ 347.7 $ 348.2 $ 417.1 $ 384.9 As % of Original Principal Balance Non-Performing Loans 67.2% 70.0% 69.4% 71.6% 70.4 % OREO 64.4 65.9 71.9 67.4 66.6 Total NPAs as % of Total Assets 4.32% 4.96% 4.55% 5.32% 4.81 % as % of Loans & OREO 6.77 7.11 6.97 8.13 7.30 Excludes $11.75 million partial recovery of 2007 fraud loss. Excluding loans with no allocated reserve 15

Excludes $11.75 million partial recovery of 2007 fraud loss. Based on simple average of the four quarters 16 Net Charge-offs by Loan Category

Based on simple average of the four quarters Excludes fraud loss recovery of $11.750M 17 Net Charge-offs by Market

18 NPAs by Loan Category and Market

19 FINANCIAL RESULTS

4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 16.5 21.5 26.7 31.7 29.9 28.9 29.4 27.5 27.6 Core Earnings 20 In millions

Core Earnings Summary 21

4Q09 1Q10 2Q10 3Q10 4Q10 Net Interest Margin 0.034 0.0349 0.036 0.0357 0.0358 0.0064 0.0066 0.0064 0.0056 0.0047 Margin changes +1 bps vs. 3Q10 +18 bps vs. 4Q09 Maintained loan & CD pricing 4Q Excess liquidity - lowered Margin by 30 bps NIM Characteristics 4.04% 4.15% NIM NIM - Pre Credit (1) (1) Excluding impact of nonaccrual loans, OREO and interest reversals 4.24% 4.13% 4.05% Net Interest Margin 22

4Q09 1Q10 2Q10 3Q10 4Q10 Lost Interest on C/Os 0.0017 0.002 0.002 0.002 0.0017 Nonaccrual/OREO 0.0027 0.0026 0.0025 0.0022 0.0019 Interest Reversals 0.002 0.002 0.0019 0.0014 0.0011 Historically 8 to 12 bps Credit cycle - significant drag on margin but improving Cost 4Q10 vs. Historical - 35 bps (annual earnings impact of $23 million) 1 bps = $670K NIR Declining trend due to improvements in credit quality Credit Costs Impacting Margin ..64% ..66% ..64% ..47% Lost Interest on C/Os Interest Reversals Carry Cost of NPAs ..56% Margin - Credit Costs 23

Demand & NOW MMDA & Sav. Time <$100k Time >$100k Public Funds Brokered East 1573 1064 1490 940 725 677 24 Deposit Mix (total $6.5 billion)

Net Operating Loss - From Continuing Operations 25

Net Loss 26

Capital Ratios 27

28 APPENDIX

Assets $7.4 Billion Deposits $6.5 Billion Banks 27 Offices 106 29 United at a Glance

30 Experienced Proven Leadership Joined Years in UCBI Banking Jimmy Tallent President & CEO 1984 36 Guy Freeman Chief Operating Officer 1992 52 Rex Schuette Chief Financial Officer 2001 33 David Shearrow Chief Risk Officer 2007 29 Glenn White President, Atlanta Region 2007 36 Craig Metz Marketing 2002 18 Bill Gilbert Retail Banking 2000 34

Business and Operating Model Twenty-seven "community banks" Local CEOs with deep roots in their communities Resources of $7.4 billion bank Service is point of differentiation Golden rule of banking "The Bank That SERVICE Built" Ongoing customer surveys 95+% satisfaction rate Strategic footprint with substantial banking opportunities Operates in a number of the more demographically attractive markets in the U.S. Disciplined growth strategy Organic supported by de novos and selective acquisitions 31 "Community bank service, large bank resources"

32 Robust Demographics (fast growing markets)

1 FDIC deposit market share and rank as of 6/10 for markets where United takes deposits. Source: SNL and FDIC. 2 Based on current quarter. 33 Market Share Opportunities (excellent growth prospects)

34 Leading Demographics

35 Small Business Market Growth Number of Businesses with 1 - 49 Employees

36 Performing Classified Loans

37 Business Mix Loans (at quarter-end)

38 Loans - Markets Served (at quarter-end)

39 Residential Construction - Total Company

40 Residential Construction - Atlanta MSA

41 Residential Construction - North Georgia

42 Business Mix Loans (at year-end)

43 Loans - Markets Served (at year-end)

(in millions) 44 Lending - Credit Summary Legal lending limit $182 House lending limit 20 Project lending limit 12 Top 25 relationships 441 9.6% of total loans Regional credit review - Standard underwriting

45 NPAs by Loan Category, Market, and Activity

NPAs by Loan Category, Market, and Activity (Cont'd.)

47 Net Charge-offs by Category and Market

Net Charge-offs by Category and Market (Cont'd.)

49 Loans / Deposits - Liquidity

50 Wholesale Borrowings - Liquidity

51 Business Mix - Deposits (at quarter-end)

$ in millions 4Q 09 4Q 10 Geographic Diversity Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 4Q10 981 727 461 171 152 144 4Q09 874 653 416 148 128 125 Atlanta MSA North Georgia Western North Carolina Gainesville MSA Coastal Georgia Eastern Tennessee 52 Core Transaction Deposits

NPA Sale in 2Q Sold $103 Million NPA's - With a $65 Million Capital Option and Warrant Completed sale on April 30, 2010 Accelerates disposition of the more illiquid assets 53

NPA Sale - Fair Value Accounting Fair Value Accounting - Warrant / Option to Purchase Equity Increase to Capital Surplus - $39.8 million Pre-tax expense charge - $45.3 million; after-tax cost - $30.0 million GAAP Capital +$9.8million - Slight Negative to "Regulatory Capital" (DTA) 54

Southern Community Bank ($ in millions) Purchased - June 19, 2009 Nine years old - Enhances presence in southside metro Atlanta markets Four banking offices in southside metro Atlanta MSA - Fayetteville, Coweta and Henry counties 54 employees (Reduced by 17 after conversion in September 2009) $208 in customer deposits, including $53 core deposits FDIC assisted transaction: 80% guarantee on $109 loss threshold, 95% above Fully discounted bid with no credit exposure Accounted for credit related items (at FMV) as "covered assets" on balance sheet Pre-tax gain on acquisition of $11.4 Accretive to earnings per share 55 4Q10 3Q10 2Q10 1Q10 4Q09 2Q09 Loans 68 $ 75 $ 81 $ 79 $ 85 $ 110 $ OREO 32 30 33 32 34 25 FDIC Receivable 32 40 43 58 67 95 Total Covered Assets 132 $ 145 $ 157 $ 169 $ 186 $ 230 $

56 Non-GAAP Reconciliation Tables

57 Non-GAAP Reconciliation Tables

58 Analyst Coverage

United Community Banks, Inc. Investor Presentation Fourth Quarter 2010 Copyright 2010 United Community Banks, Inc. All rights reserved.